EXHIBIT 10.11





                             TOMPKINS TRUSTCO, INC.,
                             a New York corporation

                                 --------------

                              FORM OF ASSIGNMENT OF
                              EMPLOYMENT AGREEMENT

         Pursuant to resolution of the respective Boards of Directors of the undersigned corporations, Tompkins Trustco, Inc. ("Tompkins") and Letchworth Independent Bancshares Corporation ("Letchworth"), and in consideration of value received, Letchworth does hereby convey, assign and transfer to Tompkins all of the rights, benefits, obligations and responsibilities of Letchworth pursuant to that certain Employment Agreement by and between Letchworth and James W. Fulmer, its president and chief executive officer, dated as of September 12, 1989 (the "Fulmer Employment Agreement").

         Tompkins hereby assumes all of Letchworth's duties and obligations under, and agrees to be bound by, the terms of the Fulmer Employment Agreement.

         This assignment is acknowledged, approved and consented to by each of the undersigned parties, and all objections to such assignment, whether based on contractual or other obligations of, and restrictions upon, the parties are hereby waived.

Dated: ___________________, 1999

"TOMPKINS"                                       "LETCHWORTH"

Tompkins Trustco, Inc.             Letchworth Independent Bancshares Corporation



By:  ----------------------------                -------------------------------
     James J. Byrnes,                            Patrick J. Dalton,
     Chief Executive Officer                     Secretary

                           ACKNOWLEDGED AND CONFIRMED:




                           ---------------------------
                                 James W. Fulmer